UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code: (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 5.     Other Events.

            On December 22, 2003, the Company issued the Press Release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

            (c)     Exhibits.

Exhibit Number	Description
99	Press Release dated December 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                            MISSISSIPPI CHEMICAL CORPORATION

                                                                            By:      /s/ Timothy A. Dawson
                                                                            Name:  Timothy A. Dawson
                                                                           Title:  Senior Vice President and Chief Financial Officer

Date: December 23, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated December 22, 2003.